JOINT VENTURE AGREEMENT

BETWEEN:

RED LAKE RESOURCES INC.

AND

FRONTEER DEVELOPMENT GROUP INC.

DATED the           day of April, 2004.

I N D E X

ARTICLE 1

DEFINITIONS, INTERPRETATION AND SCHEDULES

1.01

Definitions

1.02

Interpretation

1.03

Currency

1.04

Time of Essence

1.05

Modification

1.06

Waiver

1.07

Interpretation and Severability

1.08

Governing Law

1.09

Schedules

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.01

Representations and Warranties

2.02

Disclosure

2.03

Covenants

ARTICLE 3

THE JOINT VENTURE

3.01

General

3.02

Purposes

3.03

Limitation

3.04

Other Business Opportunities

3.05

Effective Date and Term

3.06

Title

3.07

No Partnership

3.08

Taxation

ARTICLE 4

INTERESTS OF PARTICIPANTS

4.01

Initial Contributions

4.02

Value of Initial Contributions

4.03

Initial Participating Interests

4.04

Changes in Participating Interests

4.05

Voluntary Reduction in Participation

4.06

Conversion of Minority Interest to Royalty

4.07

Continuing Liabilities Upon Adjustments of Participating Interests

ARTICLE 5

MANAGEMENT COMMITTEE

5.01

Organization and Composition

5.02

Decisions

5.03

Meetings

5.04

Action Without Meeting

5.05

Matters Requiring Approval

ARTICLE 6

OPERATOR

6.01

Appointment of Fronteer

6.02

Powers and Duties of Operator

6.03

Standard of Care

6.04

Resignation; Deemed Offer to Resign

6.05

Payments to Operator

6.06

Transaction with Affiliates

6.07

Activities Absent Approved Plan and Budget

6.08

Independent Contractor

ARTICLE 7

PROGRAMS AND BUDGETS

7.01

Operations Pursuant to Programs

7.02

Presentation of Programs and Budgets

7.03

Program Proposed by Non-Manager

7.04

Production Decision

7.05

Review and Approval of Proposed Programs and Budgets

7.06

Election to Participate

7.07

Budget Overruns; Program Changes

7.08

Emergency or Unexpected Expenditures

ARTICLE 8

ACCOUNTS AND SETTLEMENTS

8.01

Monthly Statements

8.02

Cash Calls

8.03

Failure to Pay Billings

8.04

Default in Making Contributions

8.05

Audits

ARTICLE 9

NET SMELTER RETURN

9.01

Conversion to Net Smelter Return

9.02

No Obligation to Produce

ARTICLE 10

DISPOSITION OF PRODUCTION

10.01

Taking in Kind

10.02

Failure of Participant to Take in Kind

10.03

Hedging

ARTICLE 11

TERMINATION

11.01

Termination by Expiration or Agreement

11.02

Termination by Deadlock

11.03

Continuing Obligation

11.04

Disposition of Assets on Termination

11.05

Right to Data after Termination

11.06

Continuing Authority

ARTICLE 12

ACQUISITIONS WITHIN AREA OF INTEREST

12.01

General

12.02

Notice to Non-Acquiring Participant

12.03

Option Exercised

12.04

Option Not Exercised

ARTICLE 13

ABANDONMENT AND SURRENDER OF PROPERTY

13.01

Surrender or Abandonment of Property

13.02

Reacquisition

ARTICLE 14

TRANSFER OF INTEREST

14.01

General

14.02

Limitations on Free Transferability

14.03

Pre-Emptive Right

14.04

Exception to Pre-Emptive Right

ARTICLE 15

CONFIDENTIALITY

15.01

General

15.02

Exceptions

ARTICLE 16

INDEMNITIES

ARTICLE 17

GENERAL

17.01

Notice

17.02

Partition

17.03

Perpetuities

17.04

Force Majeure

17.05

Further Assurances

17.06

Enurement

17.07

Arbitration

JOINT VENTURE AGREEMENT

THIS AGREEMENT made as of the         day of April, 2004.

B E T W E E N :

RED LAKE RESOURCES INC.,

a corporation incorporated under the laws of the

Province of British Columbia,

(hereinafter called "Red Lake")

- and -

FRONTEER DEVELOPMENT GROUP INC., a corporation

Incorporated under the laws of the Province of Ontario,

(hereinafter called "Fronteer")

WHEREAS the parties hereto own certain mineral properties in the Red Lake region of Ontario, Canada, which mineral properties are described in Schedule "A" and are defined in Section 1.01;

AND WHEREAS the parties hereto wish to establish a joint venture and to participate in the exploration and evaluation, and if feasible, the development and mining of mineral resources within the Property or any other properties acquired pursuant to the terms of this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS, INTERPRETATION AND SCHEDULES

1.01

Definitions

Where used or referred to in this Agreement:

"Accounting Procedure" means the procedure established pursuant to Schedule "C";

"Affiliate" has the meaning assigned to it in the Canada Business Corporations Act, as amended;

"Area of Interest" means the area described in Schedule "B";

"Assets" means the Property, Products and all other tangible and intangible personal property now or hereafter held by the Operator for the benefit of the Participants hereunder;

"Budget" means a detailed estimate of all Costs to be incurred by the Participants with respect to a Program and "Budgetary Period" means the Budgetary Period established in a Program and Budget;

"Costs" means all items of outlay and expense whatsoever, direct or indirect, with respect to Operations including without limitation those detailed in Sections 2.1 to 2.14 inclusive of the Accounting Procedures;

"Cover Payment" has the meaning assigned to it in Section 8.04;

"Development" means all preparation for the removal and recovery of Products, including the construction or installation of a mill or any other improvements to be used for the mining, handling, milling, processing or other beneficiation of Products;

"Dilution Date" means the date described in Subsection 4.05;

"Diluting Participant" means a Participant who elects not to participate in an adopted Program and Budget to the full extent of its Participating Interest as described in Section 4.05;

"Effective Date" means the date first written above;

"English Agreement" means the agreement between Red Lake and Perry English dated July 29, 2002 with respect to the Sol D'or Property, a copy of which is attached hereto as Schedule "E";

"Equity Account" means the account established for each Participant as reflected on the books and records of the Operator.  The Equity Account for each Participant shall be credited with the agreed value of each Participant's Initial Contribution (net of liabilities assumed by the Participants and liabilities to which such contributed property is subject), subsequent contributions and each Participant's distributive share of income and gain (or item thereof).  Each Participant's Equity Account shall likewise be charged with the cash and the fair market value of property distributed to such Participant (net of liabilities assumed by such Participant and liabilities to which such distributed property is subject), and such Participant's distributive share of loss and deduction (or item thereof).  Prior to any distribution of Assets (in-kind or otherwise), the Equity Account shall be adjusted for the gain or loss which would be allowable to each Participant upon a disposition of such Assets for fair market value.  Contributions and distributions shall include all cash contributions or distributions plus the deemed value (expressed in dollars) of all in-kind contributions or distributions.  All calculations of income, expense, gain, loss, depletion, depreciation and amortization shall be based on generally accepted accounting principles in Canada, consistently applied by the Operator;

"Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits or Products.  Exploration may include all activities undertaken through to the completion of a Feasibility Study, if any, but shall not include construction of milling or processing facilities or commencement of commercial mining operations on the Property;

"Feasibility Study" means a technical report to be prepared upon the instructions of the Management Committee by the Operator or a contractor or contractors employed by the Operator based on the Exploration and any Development work performed prior to the date of such report, which report shall be in a form and of a scope generally acceptable to reputable financial institutions that provide financing to the mining industry and shall consider, in good faith, the following elements:

(a)

the results of such Exploration and Development, including analyses of a proposal for mining, processing and beneficiation of Products; proposed mining, milling and production rates; a proposal for placement of facilities; a proposal for waste treatment and handling; the estimated recoverable reserves of Products, and the estimated mineral composition and content thereof; a general conceptual analyses of the permitting and environmental liability implications of the proposal; appropriate metallurgical tests to project the efficiency of proposed extraction, recovery and, if applicable, processing techniques; and such other analyses as deemed appropriate by the Operator;

(b)

general estimates of capital costs for the Development and start-up of a mine, and, if proposed, of a mill and other processing and ancillary facilities, which cost estimates shall include:

(i)

reasonable estimates of all material expenditures required to purchase, construct and install all material machinery, equipment and other facilities and infrastructure (including contingencies) required to bring a mine into commercial production;

(ii)

reasonable estimates of material expenditures required to perform all other related work required to commence commercial production of Products (including reasonable estimates of working capital requirements, if any); and

(iii)

reasonable estimates of all other material direct and indirect costs and general and administrative expenses that may be required for an evaluation of the proposed production levels;

capital cost estimates shall include a schedule of the timing of the estimated material capital requirements for such proposal;

(c)

a general estimate of the annual expenditures required for the first year of Operations after completion of the capital program described in paragraph (b) above, and for subsequent years for Operations, including estimates of annual production, administrative, operating and maintenance expenditures, taxes (other than income taxes), working capital funding requirements, royalties, material equipment leasing or material supply contract expenditures, expansion or modification of capital requirements, work commitments, and all other anticipated material costs of Operations.  This analysis shall also include a general estimate of the number of employees required to conduct Operations;

(d)

a review of the nature, extent and rated capacity of the mining equipment and a proposed production schedule; and

(e)

such other information as the Operator deems appropriate;

"Initial Contribution" means the initial contribution each Participant has made, agrees to make or has been deemed to have been made, which initial contribution is set out in Section 4.01;

"Joint Account" means the account maintained in accordance with the Accounting Procedure showing the charges and credits according to the Participants;

"Joint Venture" means the venture formed pursuant to Section 3.01;

"Management Committee" means the committee established pursuant to Article 5 hereof;

"Mill" means a crusher, concentrator or other processing facilities which may be constructed on or in proximity to the Property to be used for the processing of production from the Property, whether or not in conjunction with or after production from any other mineral property or any other party of the Property;

"Mining" means the mining, extracting, producing, handling, milling, beneficiation or other processing of Products;

"Net Smelter Return" has the meaning assigned to it in Schedule "D";

"Net Worth" means the remainder after total liabilities are deducted from total assets, determined in accordance with generally accepted accounting principles;

"Non-Diluting Participant" means a Participant other than the Diluting Participant as described in Section 4.05;

"Operations" means all activities carried out after the date of this Agreement in respect of the Property including without limitation Exploration, Development and Mining;

"Operator" means the person appointed under Article 6 to manage Operations, or any successor Operator;

"Participant" and "Participants" means the parties hereto and such other persons or entities that from time to time have Participating Interests;

"Participating Interest" means an undivided beneficial interest in the Assets, and all rights and obligations arising under this Agreement, as such interest may from time to time be adjusted hereunder, expressed as a percentage.  Participating Interests shall be calculated to three decimal places and rounded to two (e.g., 1.519% rounded to 1.52%).  Decimals of .005 shall be rounded down.  The initial Participating Interests of the Participants are set forth in Section 4.03.

"Positive Feasibility Study" means a Feasibility Study which contains an unqualified recommendation that a Production Decision be made.

"Prime Rate" means at any particular time the annual rate of interest announced from time to time by the Royal Bank of Canada, main branch, Vancouver, British Columbia as a reference rate then in effect for determining floating rates of interest on Canadian dollar loans made in Canada and as to which from time to time a certificate of an officer of the said bank shall be conclusive evidence.

"Production Decision" has the meaning assigned to it in Subsection 7.04.

"Products" means all ores, minerals and mineral resources produced from the Property under this Agreement.

"Program" means a description in reasonable detail of the scope, direction and nature of the Operations to be conducted and objectives to be accomplished by the Operator for a year or any other reasonable period.

"Property" means those mining claims described in Schedule "A" and all mining leases which may replace the same and all other interests in real property which are acquired and held subject to this Agreement.

“Red Lake-Jilby Agreement”means the agreement between Red Lake and Jilby Gold Exploration Limited with respect to properties contiguous to the Property, a copy of which is attached hereto as Schedule “F”.

"Transfer" means sell, grant, assign, encumber, pledge or otherwise commit or dispose of.

"Venture" means the business arrangement of the Participants under this Agreement.

1.02

Interpretation

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

"this Agreement" means this Joint Venture Agreement as it may from time to time be supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof;

(b)

all references in this Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;

(c)

the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

(d)

the headings of this Agreement are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope, extent or intent of this Agreement or any provisions hereof;

(e)

the words "including", when following any general statement, term or matter, shall not be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of a similar import) is used with reference thereof but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

(f)

words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa.

1.03

Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of Canada.

1.04

Time of Essence

Time is of the essence of this Agreement.

1.05

Modification

No modification of this Agreement shall be valid unless made in writing and duly executed by the Participants.

1.06

Waiver

The failure of a Participant to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit that Participant's right thereafter to enforce any provision or exercise any right.

1.07

Interpretation and Severability

In the event that any condition, covenant or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of this Agreement.  If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such condition, covenant or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

1.08

Governing Law

This Agreement shall be governed by and interpreted in accordance with the laws of British Columbia.

1.09

Schedules

The following are the schedules incorporated in this Agreement by reference and deemed to be a part hereof:

Schedule "A"

-

Property

Schedule "B"

-

Area of Interest

Schedule "C"

-

Accounting Procedure

Schedule "D"

-

Net Smelter Return

Schedule "E"

-

English Agreement

Schedule “F”

 -

Red Lake-Jilby Agreement

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.01

Representations and Warranties

Each of the Participants represents and warrants to the other as follows:

(a)

that it is a validly existing Corporation, in good standing under the laws of the jurisdiction in which it was incorporated.

(b)

that it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all other actions required to authorize it to enter into and perform this Agreement have been properly taken;

(c)

that it will not breach any other agreement or arrangement by entering into or performing this Agreement.;

(d)

that this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms;

(e)

that no consent or approval of any third party or governmental agency is required for the execution, delivery or performance of this Agreement or the transfer or acquisition of any interest in the Assets or, if such consent or approval is required, such consent or approval has been duly obtained and evidence thereof delivered to the other parties; and

(e)

with the exception of the English Agreement, it owns its interest in its Initial Contribution free and clear of all liens, charges, encumbrances, security interests and adverse claims.

The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement.

2.02

Disclosure

Each of the Participants represents and warrants to the other that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement, which should be disclosed to the other Participant in order to prevent the representations in this Article 2 from being materially misleading.

2.03

Covenants

Each of the Participants will:

(a)

from time to time give prompt notice to the other of any notice of default, lawsuit, proceeding, action or damages of which it becomes aware and which might affect it, the Assets or the title of any Participant to the Property; and

(b)

it will not, without the other's prior written consent, conduct any property acquisition, exploration, claim staking or mining operations within the Area of Interest except as specifically authorized by this Agreement.

ARTICLE 3

THE JOINT VENTURE

3.01

General

Red Lake and Fronteer hereby agree to associate and participate in a joint venture for the purposes hereinafter stated and agree that all of their rights and all of the Operations on or in connection with the Property or the Area of Interest shall be subject to and governed by this Agreement.

3.02

Purposes

This Agreement is entered into for the following purposes and for no others, and shall serve as the exclusive means by which the Participants or either of them accomplishes such purposes:

(a)

to conduct Exploration of the Property;

(b)

to evaluate the possible Development of and Mining on the Property;

(c)

to engage in Development and Mining on the Property;

(d)

to acquire additional properties within the Area of Interest; and

(e)

to perform any other activity necessary, appropriate, or incidental to any of the foregoing.

3.03

Limitation

Unless the Participants otherwise agree in writing, the Operations shall be limited to the purposes described in Section 3.02 and nothing in this Agreement shall be construed to enlarge such purposes.

3.04

Other Business Opportunities

Except as expressly provided in this Agreement, each Participant shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with the Operations, without consulting the other.  The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, or operation of any Participant and neither Participant shall have any obligation to the other with respect to any opportunity to acquire any property outside the Area of Interest after the termination of this Agreement.

3.05

Effective Date and Term

The effective date of this Agreement shall be the date first recited above.  The term of this Agreement shall be for 20 years from the Effective Date and for so long thereafter as Products are produced from the Property or the Participants are actively engaged in Exploration or Development of the Property or continue to jointly own or operate any of the Assets or post-Mining reclamation Operations are being conducted, unless the Agreement is earlier terminated as herein provided.

3.06

Title

Title to the Assets shall be held in the name of the Operator in trust for the Participants in proportion to their Participating Interests as adjusted from time to time.  Each Participant shall have the right to receive, forthwith upon making demand therefor, from the Operator such documents as it may reasonably require to confirm its Participating Interest.

3.07

No Partnership

Nothing contained in this Agreement shall be deemed to constitute either Participant the partner of the other, nor, except as otherwise herein expressly provided, to constitute either Participant the agent or legal representative of the other, nor to create any fiduciary relationship between them.  It is not the intention of the Participants to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership.  Neither of the Participants shall have any authority to act for or to assume any obligation or responsibility on behalf of the other, except as otherwise expressly provided herein.  The rights, duties, obligations and liabilities of the Participants shall be several and not joint or collective.  Each Participant shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein, it being the express purpose and intention of the Participants that their ownership of Assets and the rights acquired hereunder shall be as tenants-in-common.

3.08

Taxation

All costs of Operations incurred hereunder shall be for the account of the Participant or Participants making or incurring the same, if more than one then in proportion to their respective Participating Interests, and each Participant on whose behalf any costs have been so incurred shall be entitled to claim all tax benefits, write-offs and deductions with respect thereto.

ARTICLE 4

INTERESTS OF PARTICIPANTS

4.01

Initial Contributions

Each Participant, as its Initial Contribution, hereby contributes all its undivided right, title and interest in and to the Property to the Venture for the purposes of this Agreement.

4.02

Value of Initial Contributions

The agreed value of the Participants' respective Initial Contributions shall be as follows:

Red Lake

-

$750,000

Fronteer

-

$750,000

4.03

Initial Participating Interests

The initial Participating Interests of the Participants shall be as follows:

Red Lake

-

50%

Fronteer

-

50%

4.04

Changes in Participating Interests

The Participating Interests shall be changed as follows:

(a)

as provided in Section 4.05, upon an election by a Participant pursuant to Section 7.06 to contribute less to an adopted Program and Budget than the percentage reflected by its Participating Interest; or

(b)

as provided in Section 8.04, in the event of default by a Participant in making its agreed upon contribution to an adopted Program and Budget; or

(c)

transfer by a Participant of less than all of its Participating Interest in accordance with Article 14; or

(d)

acquisition of less than all or part of the Participating Interest of another Participant, however arising; or

(e)

as provided in Section 4.06; or

(f)

as provided in Section 9.01.

4.05

Voluntary Reduction in Participation

(a)

A Participant may elect, as provided in Section 7.06, to contribute to an adopted Program and Budget in some lesser amount than its Participating Interest, or not to contribute at all.  Each Participant shall have the right to elect to participate or not to participate without regard to its vote on adoption of the Program and Budget.   The Participating Interest of such Diluting Participant will be reduced effective as of the date the adopted Program and Budget is commenced (the "Diluting Date").

(b)

A Diluting Participant's Participating Interest will be provisionally recalculated effective as of the Diluting Date according to the following formula:

R =

REA (P)  X 100%

REA (AP)

Where:

R

=

The recalculated Participating Interest of the Diluting Participant.

REA (P)

=

The Diluting Participant's Equity Account immediately prior to the Diluting Date, as adjusted for anticipated debits and credits based on the adopted Program and Budget and Diluting Participant's election as to contributions.

REA (AP)

=

The Equity Account balance for all participants immediately prior to the Diluting Date, as adjusted for anticipated debits and credits based on the adopted Program and Budget and all Participants' elections as to contributions.

The Participating Interest of the Non-Diluting Participant shall be increased by the amount of the reduction in the Participating Interest of the Diluting Participant.  The recalculations made under this Section 4.05(b) will be provisional and subject to the final adjustments provided for under Section 4.05(c).

(c)

At the end of each Budgetary Period, a final recalculation of each Participant's Participating Interest shall be made, with the provisional recalculations made under 4.05(b) adjusted to reflect actual debits, credits and contributions made during that period.  A Diluting Participant shall retain all of its rights and all of its obligations (except as provided in Section 4.05(b) above and subject to the provisions of Section 4.06), including the right to participate in future Programs and Budgets at its recalculated Participating Interest.

(d)

A Participant that reduces its Participating Interest pursuant to this Section 4.05 shall have the right to redeem its position if the actual Costs are less by at least 20% than the budget as set out in the Program and Budget to which the Participant had limited its contributions.  Otherwise the reduction is final.  The Operator shall at least 20 days prior to the Management Committee meeting at which the next subsequent Program and Budget is to be adopted, provide the reducing Participant a complete statement of Costs incurred to date and an estimate of Costs to be incurred to complete the Program and Budget to which the reducing Participant did not contribute.  If the reducing Participant has the right to redeem its position as aforesaid, the reducing Participant shall inform the Management Committee prior to the said meeting of its wish to do so.  A Participant redeeming its Participating Interest shall pay the Costs it would have paid had it participated to the fullest extent possible in the Program and Budget, plus interest thereon from the date of any expenditure to the date of payment at an annual rate equal to the Prime Rate plus 2%.  Payment shall be made by the redeeming Participant to the other Participant for the amount which the other Participant contributed to the Program and Budget, within 30 days of receipt from the other Participant of an invoice for its share.

4.06

Conversion of Minority Interest to Royalty

(a)

If a Participant's Participating Interest is reduced to less than 10%, the Participant shall be deemed to have withdrawn from this Agreement and shall relinquish its entire Participating Interest.  Such relinquished Participating Interest shall be and be deemed to have been transferred automatically to the other Participant.  The Participant which has relinquished its Participating Interest shall in lieu thereof have the right to be paid the royalty provided in Article 9.

(b)

For purposes of this Section 4.06, the determination of whether a Participant's Participating Interest has been reduced to less than the percentage set forth in subsection 4.06(a) under the provisions of Section 4.05 shall be made on the basis of the provisionally recalculated Interest provided for under Section 4.05(b), and the relinquishment, withdrawal and entitlements provided for in this Section 4.06 shall be effective as of the Diluting Date.  However, if the final adjustment, provided for under Section 4.05(c), results in a recalculated Participating Interest equal to or greater than the percentage set forth in subsection 4.06(a) then: (i) the Diluting Participant's recalculated Participating Interest shall, effective as of the last day of the Budgetary Period, be deemed to have automatically revested; (ii)  such Participant shall be reinstated as a Participant, with all of the rights and obligations pertaining thereto; (iii) the royalty interest (if any) revested or vested under the terms of Section 4.06(a) shall terminate; and (iv) the Participants shall make such reimbursements, reallocations of production, contributions and other adjustments as are necessary so that, to the extent possible, each Participant will be placed  in a position it would have been in had the adjusted recalculated Participating Interests been in effect throughout the Budgetary Period.

4.07

Continuing Liabilities Upon Adjustments of Participating Interests

Any reduction or forfeiture of a Participant's Participating Interest shall not relieve such Participant of its share of any liability, whether it accrues before or after such reduction or forfeiture, arising out of Operations conducted prior thereto.  For purposes of the foregoing, such Participant's share of such liability shall be equal to its Participating Interest at the time such liability was incurred.  An adjustment to a Participating Interest need not be evidenced during the term of this Agreement by the execution and recording of appropriate instruments, but each Participant's Participating Interest shall be shown in the books of the Operator.  However, any Participant, at any time upon the request of another Participant, shall execute and acknowledge instruments necessary to evidence such adjustment in form sufficient for recording in the jurisdiction where the Property is located.

ARTICLE 5

MANAGEMENT COMMITTEE

5.01

Organization and Composition

Within 30 days after the execution of this Agreement, the Participants by notice to each other of their respective appointed members shall establish a Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement.  The Management Committee shall consist of two members appointed by each Participant.  Each Participant may appoint one or more alternates to act in the absence of a regular member.  Any alternate so acting shall be deemed a member.  Appointments shall be made or changed by notice to the other Participant.

5.02

Decisions

Each Participant, acting through its appointed members shall have a vote on the Management Committee equal to its Participating Interest.  All decisions of the Management Committee shall be decided by a simple majority vote of the Participating Interests. All tie votes will be referred to arbitration as provided for in section 17.07 herein.

5.03

Meetings

The Management Committee shall hold regular meetings at least annually in Vancouver, British Columbia, or at other mutually agreed places.  The Operator shall give 30 days' notice to the other Participant of such regular meetings.  Additionally, the other Participant may call a special meeting upon 10 days' notice to the Operator.  In case of emergency, reasonable notice of a special meeting shall suffice.  There shall be a quorum if notice was given as provided in this Section 5.03 and at least one member representing one Participant is present. If no quorum is established within 30 minutes, the meeting is adjourned to the same time and place seven days later, and whoever is present will constitute a quorum.  Each notice of a meeting shall include an itemized agenda prepared by the Operator in the case of a regular meeting, or by the Participant calling the meeting in the case of a special meeting, but any matters may be considered with the consent of all Participants.  The Operator shall prepare minutes of all meetings and shall distribute copies of such minutes to the other Participant within 10 days after the meeting.  The minutes, when signed by both Participants, shall be the official record of the decisions made by the Management Committee and shall be binding on the Participants.  If personnel employed in Operations are required to attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be a Venture cost.  All other costs shall be paid for by the Participants individually.

5.04

Action Without Meeting

In lieu of meetings, the Management Committee may hold telephone conferences, so long as all decisions are immediately confirmed in writing by the Participants.

5.05

Matters Requiring Approval

The Management Committee shall have ultimate authority to determine all management matters related to this Agreement, and the Management Committee will provide overall direction and guidance to the Operator, who will be responsible for implementing approved Programs and Budgets and carrying out the overall objectives of this Agreement, including but not limited to, the specific duties set forth in Section 6.02.

ARTICLE 6

OPERATOR

6.01

Appointment of Fronteer

Fronteer is hereby appointed as the Operator with overall responsibility to manage and carry out Operations.  Fronteer hereby agrees to serve as Operator until it resigns as provided in Section 6.04.

6.02

Powers and Duties of Operator

Subject to the terms and provisions of this Agreement, the Operator shall have the following powers and duties which shall be discharged in accordance with approved Programs and under the general guidance of the Management Committee:

(a)

the Operator shall manage, direct and control Operations;

(b)

the Operator shall implement the decisions of the Management Committee and shall make all expenditures necessary to carry out adopted Programs, and shall promptly advise the Management Committee if it lacks sufficient funds to carry out its responsibilities under this Agreement;

(c)

the Operator shall:

(i)

purchase or otherwise acquire for the Venture all material, supplies, equipment, water, utility and transportation services required for Operations, such purchases and acquisitions to be made on the best terms available, taking into account all of the circumstances;

(ii)

obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions, and

(iii)

keep the Assets free and clear of all liens and encumbrances, except for those existing at the time of, or created concurrently with, the acquisition of such Assets, or mechanic's or materialmen's liens which shall be released or discharged in a diligent manner, or liens and encumbrances specifically approved by the Management Committee.

(d)

the Operator shall conduct such title examinations and cure such titles defects as may be advisable in the reasonable judgment of the Operator;

(e)

the Operator shall:

(i)

make or arrange for all payments required by leases, licenses, permits, contracts and other agreements related to the Assets;

(ii)

pay all taxes, assessments and like charges on Operations and Assets except taxes determined or measured by the Participants' sales revenue or income.

If authorized by the Management Committee, the Operator shall have the right to contest in the courts or otherwise, the validity or amount of any taxes, assessments or charges if the Operator deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Operator may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Operator shall be required to pay them, but in no event shall the Operator permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and

(f)

the Operator shall:

(i)

apply for all necessary permits, licenses and approvals,

(ii)

comply with applicable laws and regulations,

(iii)

notify promptly the Management Committee of any allegations of substantial violation thereof, and

(iv)

prepare and file all reports or notices required for Operations.  The Operator shall not be in breach of this provision if a violation has occurred and the Operator in a timely fashion takes such steps as might be available to remedy the violation or to prevent its recurrence or disposes of the same through payment of fines or penalties imposed in accordance with the law;

(g)

the Operator shall prosecute and defend as it considers appropriate, but shall not initiate without consent of the Management Committee, all litigation or administrative proceedings arising out of Operations.  The Management Committee shall approve in advance any settlement involving payments (except for fines or penalties), commitments or obligations in excess of $100,000 in cash or value;

(h)

the Operator shall obtain and maintain for itself and the other Participant such insurance, with such limits and deductibles, as would normally be maintained by a reasonably prudent operator in the circumstances, either by way of a separate policy or the extension of coverage under a "blanket" policy maintained by an Affiliate of the Operator, and the cost thereof shall be paid by the Participants as an item to be included in each Budget;

(i)

the Operator may dispose of Assets, whether by abandonment, surrender or sale in the ordinary course of business, except that the Property may be abandoned or surrendered only as provided in Article 13;

(j)

The Operator shall have the right, subject to Section 6.06 below, to carry out its responsibilities hereunder through agents, Affiliates or independent contractors;

(k)

the Operator shall keep and maintain all required accounting and financial records pursuant to the Accounting Procedure and in accordance with generally accepted accounting principles consistently applied;

(l)

the Operator shall keep the Management Committee advised of all Operations by submitting in writing to it a detailed report within 90 days after completion of each Program and Budget, which shall include comparisons between actual and budgeted expenditures and comparisons between the objectives and results of Programs.  At all reasonable times the Operator shall provide the Management Committee or the representatives of each Participant access to, and the right to inspect and copy all maps, drill logs, core tests, reports, surveys, assays, analyses,  production reports, operations, technical, accounting  and financial records, and other information acquired in Operations.  In addition, the Operator shall allow each Participant, at such Participant's sole risk and expense, and subject to reasonable safety regulations, to inspect the Assets and Operations at all reasonable times, so long as such Participant does not unreasonably interfere with Operations;

(m)

file as assessment work under the Ontario Mining Act and regulations, to the maximum extent possible, the work performed in respect of the Property hereunder;

(n)

the Operator shall undertake all other activities reasonably necessary to fulfil the foregoing.

The Operator shall not be in default of any duty under this Section 6.02 if its failure to perform results from the failure of the other Participant to perform acts or to contribute or pay amounts required of them by this Agreement.

6.03

Standard of Care

The Operator shall conduct all Operations in a good, workmanlike and efficient manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with the terms and provisions of leases, licenses, permits, contracts and other agreements pertaining to Assets.  The Operator shall not be liable to the other Participant for any act or omission resulting in damage or loss unless the same results from the Operator’s breach of this Agreement or constitutes the Operator's willful misconduct or gross negligence.

6.04

Resignation; Deemed Offer to Resign

The Operator may resign upon one month's prior notice to the other Participant.  If any of the following shall occur, the Operator shall be deemed to have offered to resign, which offer shall be accepted by the other Participant, if at all, within 30 days following such deemed offer:

(a)

the Operator’s Participating Interest drops below 50%;

(b)

the Operator fails to perform a material obligation imposed upon it under this Agreement and does not within 60 days after notice from the Management Committee demanding performance commence in good faith to remedy the failure or to take steps to prevent its recurrence; or

(c)

a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets is appointed and such appointment is neither made ineffective nor discharged within 60 days after the making thereof, or such appointment is consented to, requested by, or acquiesced in by the Operator; or

(d)

the Operator commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other such similar official of any substantial part of its assets, or makes a general assignment for the benefit of creditors; or fails generally to pay its debts as such debts become due; or takes corporate or other action in furtherance of any of the foregoing; or

(e)

the Operator defaults in its obligation to pay a contribution or cash call hereunder.

If the Operator resigns or if its offer to resign is accepted the other Participant may elect to become the new Operator by notice to the resigning Participant within 30 days after the notice of resignation.

6.05

Payments to Operator

The Participants will compensate the Operator for its services and reimburse the Operator for its costs hereunder in accordance with the Accounting Procedure.

6.06

Transaction with Affiliates

The Operator may engage Affiliates to provide services, supplies, equipment or machinery hereunder, provided that it shall do so on terms no less favourable than would be the case with unrelated persons in arm's length transactions.

6.07

Activities Absent Approved Plan and Budget

If the Management Committee for any reason fails to adopt a Program and Budget, then subject to the contrary direction of the Management Committee and to the receipt of necessary funds, the Operator shall continue Operations at levels necessary to maintain and protect the Assets and to comply with all contractual and regulatory obligations related thereto.  The Participants shall be obligated to fund such Operations until a new Program and Budget has been adopted.  For purposes of determining the required contributions of the Participants and their respective Participating Interests, the last adopted Program and Budget shall be deemed to have been extended.

6.08

Independent Contractor

The Operator is and shall act as an independent contractor and not as the agent of the other Participant.  The Operator shall maintain complete control over its employees and all of its subcontractors with respect to performance of the Operations.  Nothing contained in this Agreement or any subcontract awarded by the Operator shall create any contractual relationship between any subcontractor and the other Participant.  The Operator shall have complete control over and supervision of Operations and shall direct and supervise the same so as to ensure their conformity with this Agreement.

ARTICLE 7

PROGRAMS AND BUDGETS

7.01

Operations Pursuant to Programs

Except as otherwise provided in this Article 7, Operations shall be conducted and Assets shall be acquired only pursuant to approved Programs.  Programs and Budgets shall be designed to set forth in reasonable detail the scope, direction and nature of Operations and establish a fiscal basis for Operations, but are not expected to constitute an enumerated list of each activity and expenditure to be undertaken by the Operator or of the Costs to be incurred.

7.02

Presentation of Programs and Budget

Subject to Section 7.06, proposed Programs and Budgets shall be prepared by the Operator for a period of 12 months or any other reasonable period determined by the Operator.  The first Program and Budget shall be prepared by the Operator at such time as it considers appropriate.  During the budgetary period encompassed by any Program and Budget and at least 2 months prior to its expiration, a proposed Program and Budget for the succeeding budgetary period shall be prepared by the Operator and submitted to the other Participant.

7.03

Program Proposed by Non-Operator

If the Management Committee fails for 365 days to adopt a Program and Budget then the Participant which is not the Operator may, at any time before a Program and Budget is adopted, propose a Program and Budget.  Unless the Management Committee approves that Program and Budget and the Participant which is the Operator elects to carry it out as Operator, then the Participant which proposed the Program and Budget shall be entitled to become the Operator and shall carry out the Program and Budget as if it had been approved by the Management Committee, and it shall be deemed to be a Program and Budget for all purposes of this Agreement including determining Participating Interests under Section 5.04, and such Participant shall contribute the costs thereof except to the extent that the other Participant has elected to contribute to such Costs.

7.04

Production Decision

(a)

The Operator should prepare a Feasibility Study only upon receipt of instructions to do so from the Management Committee.

(b)

After the Operator prepares a Feasibility Study, it shall submit the Feasibility Study to the Management Committee.  The Management Committee shall meet and decide whether further work is required to complete the Feasibility Study or the Feasibility Study is complete.

(c)

If the Management Committee determines that the Feasibility Study is complete, it shall then decide whether development of a mine is warranted.  If the Management Committee makes a positive decision (a "Production Decision"), it shall then instruct the Operator to prepare an overall Program and Budget consistent with the Feasibility Study for all Operations through to the end of the Development.  Until Operations have then been completed through to the end of Development, each Program and Budget adopted pursuant to this Article 7 (it being contemplated that the overall Program and Budget will be implemented through incremental Programs approved pursuant to this Article 7) shall be consistent with the overall Programs and Budget and the Management Committee will use reasonable efforts to ensure, but will not guarantee, that the total Costs from the completion of the Feasibility Study through Development does not exceed the overall Program and Budget by more than 20%.

7.05

Review and Approval of Proposed Programs and Budgets

Within 30 days of the submission of a proposed Program and Budget by the Operator to the other Participant, the Operator shall call a meeting of the Management Committee to consider the same.  The Management Committee shall adopt the Program and Budget, with such modifications, if any, as it deems necessary, or reject the same and require a new submission from the Operator.

7.06

Election to Participate

By notice to the Operator within 20 days after the vote by the Management Committee adopting a Program and Budget, each Participant, including the Participant which is the Operator, may elect to contribute to the Costs of such Program and Budget in proportion to its Participating Interest, in some lesser proportion or not at all.  If a Participant does not elect to contribute in proportion to its Participating Interest, the Participating Interest of the Participants will be recalculated as provided in Article 4.  If a Participant fails to make an election within such 20 days, it shall be deemed to have elected to contribute to such Program and Budget in proportion to its Participating Interest as of the beginning of the period covered by the Program and Budget.  If a Participant elects not to contribute to a Program and Budget to the fullest extent possible, the proportion to be contributed by the other Participant which elected to contribute in proportion to its Participating Interest shall be increased subject to its right to elect not to contribute more than its proportionate share at that time.  If after the operation of this Section 7.06, the Costs for a Program and Budget are not fully committed, the Program and Budget shall be deemed to be withdrawn, subject to the right of the Operator to propose a new draft Program and Budget.

7.07

Budget Overruns; Program Changes

The Operator shall immediately notify the Management Committee of any material departure from an adopted Program and Budget.  If the Operator exceeds Budget, then the excess shall be for the account of the Participants in proportion to their respective Participating Interests, unless the overrun is due to the gross negligence or wilful default of the Operator.

7.08

Emergency or Unexpected Expenditures

In case of emergency, the Operator may take any reasonable action it deems necessary to protect life, limb or property, to protect the Assets or to comply with law or government regulation.  The Operator may also make reasonable expenditures for unexpected events which are beyond its reasonable control and which do not result from a breach by it of its standard of care.  The Operator shall promptly notify the Management Committee of the emergency or unexpected expenditure, and the Operator shall be reimbursed for all resulting costs by the Participants in proportion to their respective Participating Interests at the time the emergency occurred or the unexpected expenditures were incurred.

ARTICLE 8

ACCOUNTS AND SETTLEMENTS

8.01

Monthly Statements

The Operator shall promptly submit to the Management Committee monthly statements of account reflecting in reasonable detail the charges and credits to the Joint Account during the preceding month under this Agreement.

8.02

Cash Calls

Prior to the last day of each month, the Operator shall submit to each Participant which has elected to contribute to the Program and Budget then in effect a billing for such Participant's share of estimated Costs for the next month.  Within 10 days after receipt of each billing, each Participant shall advance to the Operator such estimated amount.  Time is of the essence of payment of such billings.  If the amount billed for the estimated Costs was less than the actual Costs incurred or charged during that month, the Operator may bill the Participants for the difference at any time, which the Participants will pay within 10 days following receipt of billing.  With the concurrence of the Management Committee, the Operator may establish more frequent billing cycles to minimize account balances.

8.03

Failure to Pay Billings

Any payments not made when due under Section 8.02 shall bear interest from the date due at an annual rate equal to the Prime Rate plus five percent (5%).  The non-defaulting Participant shall have the rights, remedies and elections specified in Section 8.04.

8.04

Default in Making Contributions

(a)

If a Participant elects to contribute to an approved Program and Budget and then defaults in its obligation to pay a contribution or cash call hereunder, the Operator, by notice to the defaulting Participant, may at any time, but shall not be obligated to, elect to make such contribution or meet such cash call on behalf of the defaulting Participant (a "Cover Payment").  If more than one Cover Payment is made, the Cover Payments shall be aggregated and the rights and remedies described herein pertaining to an individual Cover Payment shall be made to apply to the aggregated Cover Payments.  It is specifically acknowledged that any payments due to the Operator as a result of Budget overruns as provided for in Section 7.07 are not subject to the provisions of this Section 8.04.

(b)

Each Cover Payment shall constitute indebtedness due from the defaulting Participant to the Operator, which indebtedness shall be payable upon demand and shall bear interest from the date incurred to the date of payment at the rate specified in Section 8.03.

(c)

Each Participant hereby grants to the Operator, as security for repayment of the indebtedness referred to in Section 8.04(b) together with interest thereon, reasonable legal fees and all other reasonable costs and expenses incurred in collecting payment of such indebtedness and enforcing such security interest, a mortgage of and security interest in such Participant's right, title and interest in, whenever acquired or arising, the Assets together with all proceeds of and accessions to the foregoing.  Each Participant hereby represents and warrants to the Operator that such mortgage and security interest ranks and will rank at all times prior to any and all other mortgages and security interests.  Each Participant hereby agrees to take all action necessary to perfect such mortgage and security interest and irrevocably appoints the Operator as its attorney-in-fact to execute, file and record all financing statements and any other documents necessary to perfect or maintain such mortgage and security interest or otherwise give effect to the provisions hereof.  Upon default being made in the payment of the indebtedness referred to in Section 8.04(b) when due the Operator may exercise any or all of the rights and remedies available to it at common law, by statute or hereunder.  Without limiting the generality of the foregoing, to the extent permitted by applicable law each Participant grants to the Operator a power of sale as to any property that is subject to the mortgage and security interest granted hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable manner and upon reasonable notice.  In the event the Operator enforces the mortgage or security interest pursuant to the terms of this section, the defaulting Participant waives any available right of redemption from and after the date of judgment, any required valuation or appraisement of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshalling of assets and any required bond in the event a receiver is appointed and the defaulting Participant agrees that it will be liable for any continuing deficiency.

(d)

If a Cover Payment shall have been made, upon the giving of not less than 10 days' prior notice to the defaulting Participant, the Operator may, but shall not be obligated to, elect to effect an adjustment of its Participating Interest pursuant to this Section 8.04; provided, however, that if within such 10 day period the defaulting Participant pays all indebtedness owing by the defaulting Participant to the Operator, then such adjustment of interest shall not be effected.  Upon such election, the indebtedness of the defaulting participant is extinguished. If the payment is not made, an amount equal to 125% times the Cover Payment shall be deducted from the defaulting Participant's Equity Account and added to the Equity Account of the Operator and the Participating Interests of the defaulting Participant and of the Operator shall be recalculated based on the adjusted Equity Accounts.

8.05

Audits

Upon request made by any Participant within 24 months following the end of any  calendar year (or, if the Management Committee has adopted an accounting period other than the calendar year, within 24 months after the end of such period), the Operator shall order an audit of the accounting and financial records for such calendar year (or other accounting period). All written exceptions to and claims upon the Operator for discrepancies disclosed by such audit shall be made not more than 3 months after receipt of the audit report.  Failure to make any such exception or claim within the 3 month period shall mean the audit is correct and binding upon the Participants.  The audits shall be conducted by such National firm of chartered accountants as may be selected by the Operator from time to time.

ARTICLE 9

NET SMELTER RETURN

9.01

Conversion to Net Smelter Return

If a Participant relinquishes its Participating Interest pursuant to Section 4.06, the remaining Participant shall pay to the relinquishing Participant the Net Smelter Return, if any, for each year thereafter calculated and paid in accordance with Schedule "D" hereto.  If the Participating Interest relates to property subject to the English Agreement, the Net Smelter Return payable to the Royalty Holder shall be reduced to 1% for that property only.  Except as provided in Sections 4.07, 9.02 and this Section 9.01, this Agreement shall thereupon terminate.

9.02

No Obligation to Produce

If a Participant forfeits its Participating Interest, any decision to place the Property into production shall be at the sole discretion of the remaining party and if the Property is in or is placed into production, such remaining party shall have the unfettered right to suspend, curtail or terminate any such operation as it in its sole discretion may determine.

ARTICLE 10

DISPOSITION OF PRODUCTION

10.01

Taking in Kind

Each Participant shall take in kind or separately dispose of its share of all Products in accordance with its Participating Interest.  Any expenditure incurred in the taking in kind of Products by a Participant shall be borne by it.  Nothing in this Agreement shall be construed as providing, directly or indirectly, for any joint or cooperative marketing or selling of Products.  The Operator shall give the other Participant notice at least 10 days in advance of the delivery date upon which Products will be available. All Product will be divided among parties and each Participant will be entitled to receive Product of like quality.

10.02

Failure of Participant to Take in Kind

If a Participant fails to take in kind, the Operator shall have the right, but not the obligation, for a period of time consistent with the minimum needs of the industry, but not to exceed one year, to purchase the Products for its own account or to sell such share as agent for the Participant at not less than the prevailing market price in the area.  The Operator shall be entitled to deduct from proceeds of any sale by it for the account of the Participant reasonable expenses and commissions incurred in such a sale.

10.3

Hedging

Neither Participant shall have any obligation to account to the other Participant for, nor have any interest or right of participation in any profits or proceeds nor have any obligation to share in any losses from, future contracts, forward sales, trading in puts, calls, options or any similar hedging, price protection or marketing mechanism employed by a Participant with respect to its proportionate share of any Products produced or to be produced from the Properties.

ARTICLE 11

TERMINATION

11.01

Termination by Expiration or Agreement

This Agreement shall terminate as expressly provided in this Agreement, unless earlier terminated by written agreement.

11.02

Termination by Deadlock

If the Management Committee fails to adopt a proposed Program and Budget by the beginning of the period to which it would apply and the non-operator does not propose a Program pursuant to section 7.03, either Participant may notify the other that it intends to terminate this Agreement if a Program and Budget is not adopted within 30 days of the date of such notice.  If a Program and Budget is not adopted within such period, a Participant may elect to terminate this Agreement by giving notice of termination to the other.

11.03

Continuing Obligation

On termination of this Agreement under Section 11.01 or 11.02, each Participant shall remain liable for its respective share of liabilities (including Continuing Obligations and Environmental Liabilities) until final settlement of all accounts and for any liability, whether it accrues before or after termination, if it arises out of Operations during the term of the Agreement.  For the purpose of this section, the following definitions shall apply:

"Continuing Obligations" mean obligations or responsibilities that are reasonably expected to continue or arise after Operations on a particular area of the Property have ceased or are suspended, such as future monitoring, stabilization, or Environmental Compliance.

"Environmental Compliance" means actions performed during or after Operations to comply with the requirements of all Environmental Laws or contractual commitments related to rehabilitation, reclamation and closure of any portion of the Property or other compliance with Environmental Laws.

"Environmental Laws" means Laws aimed at rehabilitation, reclamation, restoration and/or closure of the Property; abatement of pollution; protection of the environment; protection of wildlife, including endangered species; ensuring public safety from environmental hazards; protection of cultural or historic resources; management, storage or control of hazardous materials and substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances as wastes into the environment, including without limitation, ambient air, surface water and groundwater; and all other laws relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

"Environmental Liabilities" means any and all claims, actions, causes of action, damages, losses, liabilities, obligations, penalties, judgments, amounts paid in settlement, assessments, costs, disbursements, or expenses (including, without limitation, attorneys' fees and costs, experts' fees and costs, and consultants' fees and costs) of any kind or of any nature whatsoever that are asserted against either Participant, by any person or entity other than the other Participant, alleging liability (including, without limitation, liability for studies, testing or investigatory costs, cleanup costs, response costs, removal costs, remediation costs, containment costs, restoration costs, corrective action costs, closure costs, reclamation costs, natural resource damages, property damages, business losses, personal injuries, penalties or fines) arising out of, based on or resulting from (i) the presence, release, threatened release, discharge or emission into the environment of any hazardous materials or substances existing or arising on, beneath or above the Property and/or emanating or migrating and/or threatening to emanate or migrate from the Property to off-site properties; (ii) physical disturbance of the environment; or (iii) the violation or alleged violation of any Environmental Laws.

11.04

Disposition of Assets on Termination

Promptly after termination under Section 11.01 or 11.02, the Operator shall take all action necessary to wind up the activities of the Venture, and all costs and expenses incurred in connection with the termination of the Venture shall be expenses chargeable to the Venture.  The Assets shall first be paid, applied, or distributed in satisfaction of all liabilities of the Venture to third parties and then to satisfy any debts, obligations, or liabilities owed to the Participants.  Before distributing any funds or Assets to Participants, the Operator shall have the right to segregate amounts which, in the Operator's reasonable judgment, are necessary to discharge Continuing Obligations or to purchase for the account of Participants, bonds or other securities for the performance of such obligations.  Thereafter, any remaining cash and all other Assets shall be distributed in undivided interests unless otherwise provided herein or otherwise agreed.  No Participant shall receive a distribution of any interest in Products or proceeds from the sale thereof if such Participant's Participating Interest therein has been terminated pursuant to this Agreement.

11.05

Right to Data after Termination

After termination of this Agreement pursuant to Section 11.01 or 11.02, each Participant shall be entitled to copies of all information acquired hereunder before the effective date of termination not previously furnished to it.

11.06

Continuing Authority

On termination of this Agreement under Section 11.01 or 11.02, the Operator shall have the power and authority, subject to control of the Management Committee, if any, to do all things on behalf of the Participants which are reasonably necessary or convenient to:

(a)

wind-up Operations; and

(b)

complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or withdrawal,

if the transaction or obligation arises out of Operations prior to such termination or withdrawal.  The Operator shall have the power and authority to grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of the Participants and the Venture, mortgage Assets, and take any other reasonable action in any matter with respect to which the former Participants continue to have, or appears or are alleged to have, a common interest or a common liability.

ARTICLE 12

ACQUISITIONS WITHIN AREA OF INTEREST

12.01

General

Acquisitions within the Area of Interest will be made by the Venture pursuant to an approved Program and Budget.  Any interest or right to acquire any interest in any mining claim, licence, lease, grant, concession, permit, patent or other mineral property or surface rights or water rights (collectively "Acquired Rights") within the Area of Interest staked or otherwise acquired during the term of this Agreement by or on behalf of a Participant or any Affiliate shall be subject to the terms and provisions of this Agreement.

12.02

Notice to Non-acquiring Participant

Within 10 days after the staking or acquisition of any Acquired Rights otherwise than by the Operator pursuant to a Program, the acquiring Participant shall notify the non-acquiring Participant of such staking or acquisition.  The acquiring Participant's notice shall describe in detail the staking or acquisition, the Acquired Rights, and the cost thereof.  In addition to such notice, the acquiring Participant shall make any and all information concerning the Acquired Rights available for inspection by the non-acquiring Participant.

12.03

Option Exercised

If, within 15 days after receiving the acquiring Participant's notice, the non-acquiring Participant notifies the acquiring Participant of its election to accept a proportionate interest in the Acquired Rights equal to its Participating Interest, the acquiring Participant shall convey to the non-acquiring Participant such a proportionate undivided interest therein.  The Acquired Rights shall become a part of the Property for all purposes of this Agreement.  The non-acquiring Participant shall promptly pay to the acquiring Participant a proportionate share of the latter's actual out-of-pocket staking or acquisition costs.

12.04

Option Not Exercised

If the non-acquiring Participant does not give such notice within the 15 day period set forth in Section 12.03, the non-acquiring Participant shall have no interest in the Acquired Rights, and they shall not be a part of the Property or be subject to this Agreement.

ARTICLE 13

ABANDONMENT AND SURRENDER OF PROPERTY

13.01

Surrender or Abandonment of Property

The Management Committee may authorize the Operator to surrender or abandon part or all of the Property, in a manner consistent with any agreement under which such Property was acquired.  If the Management Committee authorizes any such surrender or abandonment over the objection of a Participant, the Participant that desires to abandon or surrender shall assign to the objecting Participant, without cost to the surrendering Participant, all of the surrendering Participant's interest in the property to be abandoned or surrendered, and the abandoned or surrendered property shall cease to be part of the Property.

13.02

Reacquisition

If any Property is abandoned or surrendered under the provisions of this Article 13, then, unless this Agreement is earlier terminated, no Participant (except a Participant that has objected to an abandonment or surrender) nor any Affiliate thereof shall acquire any interest in such Property for a period of one year following the date of such abandonment or surrender.  If a Participant reacquires any Property in violation of this Section 13.02, the other Participant may elect by notice to the reacquiring Participant within 45 days after actual notice of such reacquisition, to have such properties made subject to the terms of this Agreement.  In the event such an election is made, the acquired properties shall thereafter be treated as Property, and the costs of reacquisition shall be borne solely by the reacquiring Participant and shall not be included for purposes of calculating the Participant's respective Participating Interests.

ARTICLE 14

TRANSFER OF INTEREST

14.01

General

Each Participant shall have the right to Transfer to any third party all or any part of its Participating Interest or its Net Smelter Return solely as provided in this Article 14.

14.02

Limitations on Free Transferability

The Transfer right of a Participant in Section 14.01 shall be subject to the following terms and conditions:

(a)

no transferee of all or any part of the Participating Interest or the Net Smelter Return of a Participant shall have any rights hereunder unless and until the transferring Participant has provided to the other Participant notice of the Transfer as required by Section 14.03, and except as provided in Sections 14.02(d) and 14.02(e), the transferee, as of the effective date of the Transfer, has committed in writing to be bound by this Agreement to the same extent as the transferring Participant;

(b)

no transfer permitted by this Article 14 shall relieve the transferring Participant of any liability, whether accruing before or after such Transfer, which arises out of Operations conducted prior to such Transfer;

(c)

in the event of a Transfer of less than all of a Participating Interest after which the transferring Participant retains a Participating Interest, it and its transferee shall be treated as one Participant;

(d)

if the Transfer is the grant of a security interest by mortgage, deed of trust, pledge, lien or other encumbrance of the Participating Interest or Net Smelter Return of a Participant to secure a loan or other indebtedness, such security interest shall be subordinate to the terms of this Agreement and the rights and interests of the other Participant hereunder.  Upon any foreclosure or other enforcement of rights in the security interest, the acquiring third party shall be deemed to have assumed the position of the encumbering Participant with respect to this Agreement and the other Participant, and it shall comply with and be bound by the terms and conditions of this Agreement; and

(e)

if a sale or other commitment or disposition of Products or proceeds from the sale of Products by a Participant upon distribution to it pursuant to Article 10 creates in a third party a security interest in Products or proceeds therefrom prior to such distribution, such sales, commitment or disposition shall be subject to the terms and conditions of this Agreement.

14.03

Pre-Emptive Right

Except as otherwise provided in Section 14.04, if either Participant (the "Selling Participant") desires to Transfer all or any part of its Participating Interest, or its Net Smelter Return, the other Participant (the "Remaining Participant") shall have a pre-emptive right to acquire such interests as provided in this Section 14.03:

(a)

if the Selling Participant intends to Transfer all or any of its Participating Interest, or its Net Smelter Return, it shall promptly notify the Remaining Participant of its intentions.  The notice shall state the price, which shall strictly be in cash and all other pertinent terms and conditions of the intended Transfer, and shall be accompanied by a copy of the offer or contract for sale.  Alternatively, the Selling Participant may propose terms of a sale that may be offered to a prospective purchaser. The Remaining Participant shall have 30 days from the date such notice is delivered to notify the Selling Participant whether it elects to acquire the offered interest for the same consideration, and on the same terms and conditions as set forth in the notice.  If the Remaining Participant so elects, the Transfer shall be consummated promptly after notice of such election is delivered to the Selling Participant;

(b)

if the Remaining Participant does not so elect within the period provided for in Section 14.03(a), the Selling Participant shall have 90 days following the expiration of such period to consummate the Transfer to a third party for the consideration and on terms no less favourable than those offered by it to the Remaining Participant in the notice required in Section 14.03(a); and

(c)

if the Selling Participant fails to consummate the Transfer to a third party within the period set forth in Section 14.03(b), the pre-emptive right of the Remaining Participant in such offered interest shall be deemed to be revived.  Any subsequent proposal to Transfer such interest shall be conducted in accordance with all of the procedures set forth in this Section 14.03.

14.04

Exception to Pre-Emptive Right

Section 14.03 shall not apply to the following:

(a)

transfer by any Participant of all or any part of its Participating Interest to an Affiliate;

(b)

corporate consolidation, merger, amalgamation or reorganization of any Participant by which the surviving entity shall possess substantially all of the stock, or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of the Participant;

(c)

the grant by any Participant of a security interest in its Participating Interest, or its Net Smelter Return, by mortgage, deed of trust, pledge, lien or other encumbrance and any Transfer of such interest by reasons of exercise of the rights granted to the secured party; or

(d)

a sale or other commitment or disposition of Products or proceeds from sale of Products by a Participant upon distribution to it pursuant to Article 10.

14.05

Disposition by Affiliate

If a Participant has transferred all or any part of its Participating Interest to an Affiliate, the Affiliate must, and the Participant must cause the Affiliate to, return the Participating Interest to the Participant so that the Affiliate does not hold any Participating Interest or rights under this Agreement in the event any part of the corporate shares or voting rights of the Affiliate are transferred or otherwise disposed of or additional shares of the Affiliate are offered to any person other than the Participant.

ARTICLE 15

CONFIDENTIALITY

15.01

General

The financial terms of this Agreement and all information obtained in connection with the performance of this Agreement shall be the exclusive property of the Participants and, except as provided in Section 15.02, shall not be disclosed by any Participant to any third party or the public without the prior written consent of the other Participant, which consent shall not be unreasonably withheld.  Whenever practical, any announcements, press releases, or public statements shall be issued jointly by the Participants.  Each Participant agrees to promptly review any proposed request for disclosure or press release made by the other Participant.

15.02

Exceptions

The consent required by Section 15.01 shall not apply to a disclosure:

(a)

to an Affiliate, consultant, contractor or subcontractor, banker, insurance broker, or surety that has a bona fide need to be informed;

(b)

to any third party to whom the disclosing Participant contemplates a Transfer of all or any part of its interest in or to this Agreement, its Participating Interest, or the Assets; or

(c)

to a governmental agency or to the public which the disclosing Participant believes in good faith is required by pertinent law or regulation or the rules of any stock exchange.

In any case to which this Section 15.02 is applicable, the disclosing Participant shall give reasonable notice to the other Participant prior to making such disclosure.  The text of any public announcements or statements, including news releases, which a Participant intends to make pursuant to this Section 15.02 shall be made available to the other Participant prior to publication and such other Participant shall have the right to make suggestions for changes therein.  Unless required by law or regulatory authority, if a Participant is identified in such public announcement or statement it shall not be released without the written consent of such Participant.  As to any disclosure pursuant to Section 15.02(a) or 15.02(b), only such confidential information as such third party shall have a legitimate business need to know shall be disclosed, and such third party shall first agree in writing to protect the confidential information from further disclosure to the same extent as the Participants are obligated under this Article 15.

ARTICLE 16

INDEMNITIES

16.01

The Participants in proportion to their Participating Interests shall indemnify and hold harmless the Operator and its directors, officers, employees, agents and representatives from and against all claims, debts, demands, suits, actions and causes of action whatsoever, and all losses, damages, fines, penalties, liabilities including without limitation environmental liabilities, costs and expenses (including legal expenses) whatsoever, which may be brought, made against, suffered or incurred by any of them arising out of or in connection with any act or omission after the date hereof of any of the Participants or of the Operator or any of its subcontractors or the employees or agents of any of the Participants, the Operator or any of its subcontractors, unless such act or omission results from a breach of this Agreement by the Operator, or constitutes gross negligence or willful misconduct on the part of the Operator.

16.02

The Operator shall indemnify and hold harmless the Participants and their directors, officers, employees, agents and representatives from and against all claims, debts, demands, suits, actions and causes of action whatsoever, and all losses, damages, costs and expenses (including legal expenses) whatsoever, which may be brought, made against, suffered or incurred by any of them arising directly from any act or omission after the date hereof of the Operator which results from a breach of this Agreement by the Operator or constitutes gross negligence or willful default.

16.03

Notwithstanding anything to the contrary in this Agreement, no Participant shall be liable to another in contract, tort or otherwise for special or consequential damages including, without limiting the generality of the foregoing, loss of profits.

ARTICLE 17

GENERAL PROVISIONS

17.01

Notice

Any notice or communication required or permitted to be given to any party under this Agreement shall be in writing and may be given by hand delivery to the party or sent by facsimile or by mailing the same by prepaid registered mail, return receipt requested, addressed as follows:

If to Red Lake

900 - 555 Burrard Street

Vancouver, British Columbia

V7X 1M8

Attention:  Chris England

If to Fronteer:

2390 - 1055 West Hastings Street

Vancouver, British Columbia

V6E 2E9

Attention:  Mark O'Dea

Any notice or communication sent by registered mail shall be deemed to have been given and received five (5) days after the date of registration in Canada.  Any notice or communication sent by facsimile shall be deemed to have been given one (1) day after such notice or communication was sent by the notifying party.  Any notice or communication hand delivered shall be deemed to have been given and received on the date of delivery.  Any party may change his address for service at any time by notice in writing given as aforesaid to each other party hereto.

17.02

Partition

Each of the Participants waives, during the term of this Agreement, any right to partition of the Assets or any part thereof and no Participant shall seek or be entitled to partition of the Property or other Assets whether by way of physical partition, judicial sale or otherwise during the terms of this Agreement.

17.03

Perpetuities

If any provision of this Agreement should violate any rule against perpetuities or any related rule against interests that last too long or are not alienable, then any such provision shall terminate 20 years after the date of the last survivor of all the lineal descendants of His Late Majesty King George V of England, living on the date of execution of this Agreement.

17.04

Force Majeure

Except for the obligation to make payments when due hereunder, the obligations of a Participant shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including without limitation, labour disputes (however arising and whether or not employee demands are reasonable or within the power of the Participant to grant); acts of God; laws, regulations, orders, proclamations, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonable acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of federal, provincial or local environmental standards; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; interference by environmentalists, Natives or Native rights groups or other activists; fire, explosion, earthquake, mudslide, storm, flood, avalanche, sink holes, volcanic eruption, drought or other adverse weather conditions; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors; shortage of, or inability to obtain, labour, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; or any other cause whether similar or dissimilar to the foregoing.  The affected Participant shall promptly give notice to the other Participant of the suspension of performance, stating therein the nature of the suspension, the reasons therefor, and the expected duration thereof.  The affected Participant shall resume performance as soon as reasonably possible.

17.05

Further Assurances

Each of the Participants agrees that it shall take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

17.06

Enurement

This Agreement shall be binding upon and enure to the benefit of the Participants hereto and their respective successors and permitted assigns.

17.07

Arbitration

Any dispute or difference between the parties hereto concerning this agreement or the Schedules hereto which cannot be resolved or settled by the said parties shall be settled by arbitration.  Any arbitration to be carried out under this agreement or the Schedules hereto shall be subject to the following provisions, namely:

(i)

the party desiring arbitration shall nominate one arbitrator familiar with the mineral exploration and/or mining business and shall notify the other party hereto of such nomination.  Such notice shall set forth a brief description of the matter submitted for arbitration and, if appropriate, the section hereto pursuant to which such matter is so submitted.  Such other party shall within 30 days after receiving such notice nominate an arbitrator also familiar with the mineral exploration and/or mining business and the two arbitrators so selected shall select a chairman of the arbitral tribunal of similar knowledge and/or background to act jointly with them.  If the said arbitrators shall be unable to agree in the selection of such chairman, the chairman shall be designated by the President or other officer of the Prospectors and Developers Association of Canada;

(ii)

the arbitration shall take place in the City of Vancouver and the chairman shall fix the time and place in the City of Vancouver for the purpose of hearing such evidence and representations as either of the parties may present and, subject to the provisions hereof, the decision of the arbitrators and chairman or of any two of them in writing shall be binding upon the parties hereto both in respect of procedure and the conduct of the parties during the proceedings and the final determination of the issues therein.  Said arbitrators and chairman shall, after hearing any evidence and representations that the parties may submit, shall make their decision and reduce the same to writing and deliver one copy thereof to each of the parties hereto.  The majority of the chairman and the arbitrators may determine any matters of procedure for the arbitration not specified herein;

(iii)

if the party hereto receiving the notice of the nomination of an arbitrator by the party desiring arbitration fails within the said 30 days to nominate an arbitrator, then the arbitrator nominated by the party desiring arbitration may proceed alone to determine the dispute in such manner and at such time as he shall think fit;

(iv)

notwithstanding the foregoing, any arbitration may be carried out by a single arbitrator if the parties hereto so agree, in which event the provisions of this paragraph shall apply, mutatis mutandis; and

(v)

the cost of the arbitration shall be borne by the parties hereto as may be specified in the determination of the arbitrators.

IN WITNESS WHEREOF the Participants hereto have executed this Agreement as of the date first above written.

RED LAKE RESOURCES INC.

By:

“Chris England”

FRONTEER DEVELOPMENT GROUP INC.

By:

“Mark O’Dea”